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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported) April 22, 2005

                           U.S. Telesis Holdings, Inc.
                           ---------------------------
             (Exact name of registrant as specified in its charter)

          Delaware                   0-50299                     62-0201385
----------------------------         -------                 -------------------
(State or other jurisdiction       (Commission                 (IRS Employer
     of incorporation)             File Number)              Identification No.)

  41 Commonwealth Avenue, Boston, MA                                02116
---------------------------------------                             -----
(Address of principal executive office)                           (Zip Code)

                                 (617) 536-2070
                                 --------------
              (Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-13 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))




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ITEM 8.01 OTHER EVENTS

On April 22, 2005, U.S. Telesis Holding, Inc. executed a Memorandum of Understanding which would lead, subject to due diligence by both parties, to the acquisition of Catcher, Inc. See Exhibit 99.1 attached.


ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

(a)      Financial Statements of Business Acquired

         Not applicable

(b)      Pro Forma Financial Information

         Not applicable

(c)           Exhibits

Exhibit No.    Document
-----------    --------

99.1**         Memorandum of Understanding between U.S. Telesis Holdings, Inc.
               and Catcher, Inc.

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** Filed herewith


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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        U.S. Telesis Holdings, Inc.


April 22, 2005                          By: /s/ Nicolas Rigopulos
                                            ----------------------------------
                                            Name: Nicolas Rigopulos
                                            Title: Chief Executive Officer



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                                INDEX TO EXHIBITS


Exhibit  No.      Document
------------      --------

99.1** Memorandum of Understanding between U.S. Telesis Holdings, Inc. and Catcher, Inc.

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**       Filed herewith